                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or Sections
     240.14a-12

                         AIM INVESTMENT SECURITIES FUNDS
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         -------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         -------------------------------------------------

         3) Filing Party:

         -------------------------------------------------

         4) Date Filed:

         -------------------------------------------------

                        AIM INVESTMENT SECURITIES FUNDS

                             AIM HIGH YIELD FUND II
                       AIM LIMITED MATURITY TREASURY FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

TO THE SHAREHOLDERS:

     AIM Investment Securities Funds (the trust) is holding a special meeting of shareholders on Wednesday, May 3, 2000 at 3:00 p.m., Central time. The place of the meeting is the trust's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The trust, a Delaware business trust, consists of the following series portfolios: AIM High Yield Fund II and AIM Limited Maturity Treasury Fund. This proxy statement relates to both of these series portfolios (together, the funds).

     The purposes of the meeting are as follows:

          (1) To elect ten trustees, each of whom will serve until his or her successor is elected and qualified.

          (2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

          (3) To approve changing the fundamental investment restrictions of both funds.

          (4) To approve changing the investment objective of AIM Limited Maturity Treasury Fund so that it is non-fundamental.

          (5) To approve changing the investment objective of AIM High Yield Fund II and making it non-fundamental.

          (6) To ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.

          (7) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of the funds as of the close of business on February 18, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify the trust by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may also vote your shares on the Internet at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

     Thank you for your cooperation and continued support.

                                                          By order of the Board,

                                                                Carol F. Relihan
                                                                       Secretary

March 9, 2000

                        AIM INVESTMENT SECURITIES FUNDS

                             AIM HIGH YIELD FUND II
                       AIM LIMITED MATURITY TREASURY FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                           Toll Free: (800) 454-0327

--------------------------------------------------------------------------------
                                PROXY STATEMENT
                              DATED MARCH 9, 2000

--------------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees (the Board) of AIM Investment Securities Funds (the trust) is sending you this proxy statement and the enclosed proxy card (or cards) on behalf of the two portfolios of the trust listed above (together, the funds). The Board is soliciting your proxy to vote at the 2000 special meeting of shareholders of the trust (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the trust's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Wednesday, May 3, 2000. If you expect to attend the meeting in person, please notify the trust by calling 1-800-952-3502.

WHAT PROPOSALS APPLY TO MY FUND?

     The following table summarizes each proposal to be presented at the meeting and the funds whose shareholders the Board is soliciting with respect to each proposal:

PROPOSAL                                                       AFFECTED FUNDS
--------                                                       --------------
1. Electing trustees                                             Both funds
2. Approving a new advisory agreement with A I M Advisors,       Both funds
   Inc.
3. Changing the funds' fundamental investment restrictions       Both funds
4. Changing the investment objective of AIM Limited Maturity  Limited Maturity
   Treasury Fund (Limited Maturity) so that it is
   non-fundamental
5. Changing the investment objective of AIM High Yield Fund      High Yield
   II (High Yield) and making it non-fundamental
6. Ratifying the Board's selection of independent                Both funds
   accountants
7. Considering other matters                                     Both funds

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about March 9, 2000 to all shareholders entitled to vote. Shareholders who owned shares of beneficial interest of any class of a fund at the close of business on February 18, 2000 (the record date) are entitled to vote. The number of shares outstanding on the record date for each class of each fund is in Appendix A. Each share of beneficial interest of a fund that you own entitles you to one vote on each proposal set forth in the table above that applies to that fund (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card and send it to the trust in time to vote, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares with respect to Proposals 1 through 6 as recommended by the Board.

     If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the trust's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

  Voting by Telephone

     You may vote by telephone if you are contacted by Shareholder Communications Corporation.

  Voting on the Internet

     Shareholders of Class A, Class B and Class C shares of the funds may also vote their shares on the Internet at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast one-third of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or the Agreement and Declaration of Trust of the trust requires the separate approval of one or more classes or series of the shares of the trust, in which case the holders of one-third of the shares of each such class or series (or of such classes or series voting together as a single class) entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 6 (election of trustees and ratification of selection of accountants) even if it has not received instructions from you. Your broker will not be entitled to vote on Proposals 2, 3, 4, 5 or 7 (approving a new advisory agreement for your fund, changing your fund's investment restrictions, changing the investment objective of Limited Maturity to non-fundamental, and changing the investment objective of High Yield and making it non-fundamental and considering other matters) unless it has received instructions from you. If your broker does not vote your shares on Proposals 2, 3, 4, 5 or 7 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast is necessary to elect the trustees, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election of trustees, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding voting securities of each fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is required to:

     - approve the funds' new advisory agreement (Proposal 2);

     - approve new fundamental investment restrictions for the funds (Proposal
       3);

     - make the investment objective of Limited Maturity non-fundamental (Proposal 4); and

     - change the investment objective of High Yield and make it non-fundamental (Proposal 5).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposals 2 through 5.

     The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG LLP as your fund's independent accountants (Proposal 6). For Proposal 6, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR BY CALLING 1-800-347-4246 (OR
1-800-659-1005 FOR LIMITED MATURITY INSTITUTIONAL CLASS SHAREHOLDERS).

                                  PROPOSAL 1:
                              ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF TRUSTEES?

     Proposal 1 applies to all shareholders of both funds.

WHO ARE THE NOMINEES FOR TRUSTEE?

     For election of trustees at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as a trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees who are not interested persons of the trust, as defined in the 1940 Act (the independent trustees), may recommend.

     All of the nominees presently are trustees of the trust. The nominees also serve as directors, trustees or officers of the following open-end management investment companies advised or managed by A I M Advisors, Inc. (AIM): AIM Advisor Funds, Inc., AIM Equity Funds, Inc., AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, Inc., AIM Tax-Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds). Robert H. Graham also serves as a director or trustee and officer of other open-end and closed-end management investment companies managed or advised by AIM. No trustee or nominee is a party adverse to the trust or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to the trust.

     The following table sets forth information concerning the nominees:

                                                             PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE               TRUSTEE SINCE            DURING PAST 5 YEARS
---------------------             ------------------   --------------------------------
+*Charles T. Bauer (81)           May 5, 1993          Director and Chairman, A I M
11 Greenway Plaza                                      Management Group Inc.; A I M
Suite 100                                              Advisors, Inc., A I M Capital
Houston, TX 77046-1173                                 Management, Inc.; A I M
                                                       Distributors, Inc.; A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company; and
                                                       Executive Vice Chairman and
                                                       Director, AMVESCAP PLC.

+Bruce L. Crockett (55)           May 5, 1993          Director, ACE Limited (insurance
906 Frome Lane                                         company). Formerly, Director,
McLean, VA 22102                                       President and Chief Executive
                                                       Officer, COMSAT Corporation; and
                                                       Chairman, Board of Governors of
                                                       INTELSAT (international
                                                       communications company).

+Owen Daly II (75)                May 5, 1993          Formerly, Director, Cortland
Six Blythewood Road                                    Trust Inc. (investment company),
Baltimore, MD 21210                                    CF & I Steel Corp., Monumental
                                                       Life Insurance Company and
                                                       Monumental General Insurance
                                                       Company; and Chairman of the
                                                       Board of Equitable
                                                       Bancorporation.

Edward K. Dunn, Jr. (64)          March 10, 1998       Chairman of the Board of
2 Hopkins Plaza                                        Directors, Mercantile Mortgage
8th Floor, Suite 805                                   Corporation. Formerly, Vice
Baltimore, MD 21201                                    Chairman of the Board of
                                                       Directors and President and
                                                       Chief Operating Officer,
                                                       Mercantile-Safe Deposit & Trust
                                                       Co.; and President, Mercantile
                                                       Bankshares.

Jack M. Fields (48)               March 11, 1997       Chief Executive Officer, Texana
Jetero Plaza, Suite E                                  Global, Inc. (foreign trading
8810 Will Clayton Parkway                              company) and Twenty First
Humble, TX 77338                                       Century Group, Inc. (a
                                                       governmental affairs company);
                                                       and Director, Telscape
                                                       International and Administaff.
                                                       Formerly, Member of the U.S.
                                                       House of Representatives.

+**Carl Frischling (63)           May 5, 1993          Partner, Kramer Levin Naftalis &
919 Third Avenue                                       Frankel LLP (law firm). Formerly
New York, NY 10022                                     Partner, Reid & Priest (law
                                                       firm).

 + Does not include years of service as a director or trustee of any predecessor funds.

 * Mr. Bauer is an interested person of AIM and the trust, as defined in the 1940 Act, primarily because of his position with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

** Mr. Frischling is an interested person of the trust, as defined in the 1940
   Act, primarily because of payments received by his law firm from the trust for services rendered to the independent trustees of the trust.

                                                             PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE               TRUSTEE SINCE            DURING PAST 5 YEARS
---------------------             ------------------   --------------------------------
***Robert H. Graham (53)          May 10, 1994         Director, President and Chief
11 Greenway Plaza                                      Executive Officer, A I M
Suite 100                                              Management Group Inc.; Director
Houston, TX 77046-1173                                 and President, A I M Advisors,
                                                       Inc.; Director and Senior Vice
                                                       President, A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc., A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company; and Director
                                                       and Chief Executive Officer,
                                                       Managed Products, AMVESCAP PLC.

Prema Mathai-Davis (49)           September 10, 1998   Chief Executive Officer, YWCA of
350 Fifth Avenue, Suite 301                            the U.S.A.
New York, NY 10118

+Lewis F. Pennock (57)            May 5, 1993          Partner, Pennock & Cooper (law
6363 Woodway, Suite 825                                firm).
Houston, TX 77057

+Louis S. Sklar (60)              May 5, 1993          Executive Vice President,
The Williams Tower                                     Development and Operations,
50th Floor                                             Hines Interests Limited
2800 Post Oak Boulevard                                Partnership (real estate
Houston, TX 77056                                      development).

  + Does not include years of service as a director to trustee of any predecessor funds.

*** Mr. Graham is an interested person of AIM and the trust, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the trust for these services and the overall level of the funds' operating expenses.

WHY ARE TRUSTEES BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders. Currently, seven of the trust's ten trustees have been elected by shareholders. As trustees retire, resign or otherwise cease their service as trustees in the future, the trust may be unable to fill the vacancies created by such action because three of the trust's ten trustees have not been elected by shareholders. To provide the Board with the flexibility to fill vacancies created when trustees cease their service as trustees, and in light of the fact that only seven of the trust's trustees have been elected by shareholders, the Board believes it is appropriate for shareholders to elect trustees at the present time.

HOW LONG CAN TRUSTEES SERVE ON THE BOARD?

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board in 1992, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns age 72. Independent trustees who were 65 or older and serving on the board of one or more of the AIM funds when the policy was adopted in 1992 may continue to serve until December 31 of the year in which the trustee turns age 75. A trustee of the trust may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of the funds at any time. A majority of the Board may extend, from time to time, the retirement date of a trustee. The Board has agreed to extend the retirement date of Mr. Daly, who otherwise would have retired December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a trustee.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing the funds' investment performance on an individual basis with the funds' respective managers;

     - reviewing the quality of the various other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates;

     - discussing with senior management of AIM steps being taken to address any performance deficiencies;

     - reviewing the fees paid to AIM and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     - monitoring potential conflicts between the funds and AIM and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     - monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing Committees of the Board are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     - considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability;

     - with AIM, reviewing and coordinating audit plans prepared by the funds' independent accountants and management's internal audit staff; and

     - reviewing financial statements contained in periodic reports to shareholders with the funds' independent accountants and management.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

     - overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and

     - considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     - considering and nominating individuals to stand for election as independent trustees as long as the trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     - reviewing from time to time the compensation payable to the independent trustees; and

     - making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting, and (ii) that the Nominating and Compensation

Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings nine times a year to review the operations of the funds and of the other AIM funds. Typically, five of these nine meetings are held in person, each over a two-day period. One or more Committees of the Board generally meet in conjunction with each in-person meeting of the Board. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended July 31, 1999, the Board held 9 meetings, the Audit Committee held 5 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 6 meetings. All of the current trustees and Committee members then serving attended at least 75% of the meetings of the Board or applicable Committee held during the fiscal year ended July 31, 1999.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each trustee who is not also an officer of the trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of all of the other AIM funds. Each such trustee receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each trustee:

                                                     RETIREMENT        TOTAL
                                   AGGREGATE          BENEFITS      COMPENSATION
                                 COMPENSATION      ACCRUED BY ALL     FROM ALL
TRUSTEE                        FROM THE TRUST(1)    AIM FUNDS(2)    AIM FUNDS(3)
-------                        -----------------   --------------   ------------
Charles T. Bauer.............        $    0           $      0        $      0
Bruce L. Crockett............         1,947             37,485         103,500
Owen Daly II.................         1,947            122,898         103,500
Edward K. Dunn Jr. ..........         1,947                  0         103,500
Jack M. Fields...............         1,941             15,826         101,500
Carl Frischling(4)...........         1,937             97,791         103,500
Robert H. Graham.............             0                  0               0
John F. Kroeger(5)...........           198            107,896               0
Prema Mathai-Davis...........         1,798                  0         101,500
Lewis F. Pennock.............         1,937             45,766         103,500
Ian W. Robinson(6)...........         1,266             94,442          25,000
Louis S. Sklar...............         1,931             90,232         101,500

(1) The total amount of compensation deferred by all trustees of the trust during the fiscal year ended July 31, 1999, including earnings thereon, was $11,681.

(2) During the fiscal year ended July 31, 1999, the total amount of expenses allocated to the trust in respect of such retirement benefits was $2,794. Data reflects compensation for the calendar year ended December 31, 1999. Accruals for 1999 are based on actuarial projections from 1998.

(3) Each trustee serves as trustee or director of at least 12 registered investment companies advised by AIM. Data reflects compensation for the calendar year ended December 31, 1999.

(4) During the fiscal year ended July 31, 1999, the trust paid $6,343.00 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel, LLP, for services rendered to the independent trustees of the trust.

(5) Mr. Kroeger was a trustee until June 11, 1998, when he resigned. On that date, he became a consultant to the trust. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a trustee until March 12, 1999, when he retired.

  AIM Funds Retirement Plan for Eligible Directors/Trustees

     Under the terms of the AIM Funds Retirement Plan for Eligible Trustees/ Directors, each trustee (who is not an employee of any of the AIM funds, A I M Management Group Inc. (AIM Management) or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to such retirement plan, a trustee becomes eligible to retire and receive full benefits under the plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible trustee is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.

                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                     ANNUAL RETIREMENT
   NUMBER OF YEARS OF SERVICE        COMPENSATION PAID BY ALL
  WITH THE APPLICABLE AIM FUNDS      APPLICABLE AIM FUNDS
  -----------------------------      ------------------------
10...............................            $67,500
 9...............................            $60,750
 8...............................            $54,000
 7...............................            $47,250
 6...............................            $40,500
 5...............................            $33,750

  Deferred Compensation Agreements

     Messrs. Daly, Dunn, Fields, Frischling, and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the trust, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the agreement) beginning on the date the deferring trustee's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the trust. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the trust and of each other AIM fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The trust does not pay its officers for the services they provide to the trust. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by AIM Management or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

          YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL 2:
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 2 applies to all shareholders of both funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the trust for your fund. The Board is asking you to vote on this new agreement because the trust may amend its advisory agreement only with shareholder approval. A form of the trust's proposed Master Investment Advisory Agreement is in Appendix B. The proposed advisory agreement amends the current advisory agreement primarily by:

     - omitting references to the provision of administrative services to the funds;

     - omitting certain expense limitations that are no longer applicable;

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - adding provisions regarding affiliated brokerage;

     - adding certain provisions to fully implement the funds' securities lending program; and

     - clarifying existing liability provisions.

     At a meeting held on February 3, 2000, the Board voted to recommend that you approve a proposal to adopt the new advisory agreement.

WHO IS THE FUNDS' INVESTMENT ADVISOR?

     AIM became the investment advisor for each of the funds on the dates indicated in Appendix C. The current Master Investment Advisory Agreement, as amended, was executed and the funds' shareholders last voted on such agreement, on the dates indicated in Appendix C. The Board, including a majority of the independent trustees, last approved the current advisory agreement on May 11, 1999.

     AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region. A list of the principal executive officer and the directors of AIM is in Appendix D.

DO ANY OF THE TRUST'S TRUSTEES OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Charles T. Bauer, Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox, Dana R. Sutton and Karen Dunn Kelley, all of whom are trustees and/or officers of the trust, also are directors and/or officers of AIM. Each of them also owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement, AIM supervises all aspects of the funds' operations and provides investment advisory services to the funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the funds. AIM will not be liable to the funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the funds will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to trustee and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the funds in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the funds' shareholders; and

     - all other charges and costs of the funds' operations unless otherwise explicitly provided.

     The current advisory agreement will continue in effect from year to year for each fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent trustees by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of a fund or AIM may terminate the agreement for a fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to a fund's detriment during the period stated in the agreement between AIM and the trust. AIM may not change provisions in the current advisory agreement imposing expense limitations without shareholder approval.

     The annual rates at which AIM receives fees from each fund under the current advisory agreement, as well as the dollar amounts of advisory fees net of any expense limitations or fee waivers paid to AIM by each fund, and the dollar amount of advisory fees (if any) waived by AIM for each fund for the fiscal year ended July 31, 1999, are set forth in Appendix E.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the trust and the funds. AIM provides, or arranges for others to provide, administrative services to the funds. Fund Management Company serves as the principal underwriter for the Institutional Class of Limited Maturity, A I M Distributors, Inc. serves as the principal underwriter for each of the funds' retail classes and A I M Fund Services, Inc. serves as the funds' transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix F.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the funds are in Appendix G.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary differences between the current advisory agreement and the proposed advisory agreement that the Board approved are:

     - To omit references to the provision of administrative services to the funds by AIM, because such services are covered by a separate administrative services agreement between AIM and the trust;

     - To omit certain expense limitations that are no longer applicable;

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     - To clarify delegation provisions that are set forth in the current advisory agreement;

     - To add provisions regarding affiliated brokerage;

     - To add certain provisions to fully implement the funds' securities lending program; and

     - To clarify that one fund is not liable for another fund's obligations, and that AIM's liability to one fund does not automatically extend to another fund.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates.

  Administrative Services

     The trust and AIM are parties to a Master Administrative Services Agreement dated February 28, 1997, as amended on September 28, 1998. The current advisory agreement states that AIM will provide certain administrative services to the funds at the Board's request. The Board has traditionally asked AIM to provide such services to the funds. AIM then provides such services pursuant to the Master Administrative Services Agreement.

     The Board proposes to separate the advisory services and the administrative services that AIM provides to the trust, so that the provision of administrative services is dealt with solely in a Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Master Administrative Services Agreement. Since this omission will not change the administrative services that AIM provides to the trust or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the trust.

  Expense Limitations

     The current advisory agreement provides that advisory fees will be reduced in accordance with certain expense limitations set forth in securities regulations of the states in which the funds' shares are qualified for sale. States can no longer impose expense limitations because federal law has pre-empted these state regulations. Accordingly, the Board believes that this expense limitation provision should be omitted from the proposed advisory agreement.

  Non-Exclusivity Provisions

     The current advisory agreement provides that neither AIM nor the trustees or officers of the trust owe an exclusive duty to the trust. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the trustees and officers of the trust to serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). The Board believes that the non-exclusivity provision in the current advisory agreement should be bifurcated into two separate provisions: one dealing with AIM and the other dealing with officers and trustees of the trust.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the trust recognizes that AIM's obligations to other clients may adversely affect the trust's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the AIM funds and other clients in accordance with a policy that AIM believes to be equitable.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors. It also provides that AIM may replace sub-advisors from time to time in accordance with applicable federal securities laws and rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of a substitution in sub-advisors, it may do so upon approval of the Board.

  Affiliated Brokerage

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws.

  Securities Lending

     The proposed advisory agreement includes a new provision that discusses the services to be rendered by AIM if a fund engages in securities lending activities, as well as the compensation AIM may receive for such services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as necessary.

     As compensation for such services, a lending fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the fund from such activities. AIM currently intends to waive such fees, and has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Liability

     The proposed advisory agreement clarifies that no fund shall be liable for the obligations of another fund, and the liability of AIM to one fund shall not automatically render AIM liable to any other fund.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on February 3, 2000. The independent trustees also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations. The Board considered various matters in determining the reasonableness and fairness of the proposed changes in the current advisory agreement with respect to each fund. In so doing, the Board considered the fact that the changes (i) would not result in any changes in the persons providing investment advisory services to the funds; (ii) would not result in any changes to the types or level of services provided by AIM to the funds (other than to have AIM provide certain additional services if a fund engages in securities lending);

(iii) would not result in any changes to the advisory fees payable by the funds (other than to permit AIM's receipt of fees in connection with securities lending); (iv) would clarify the terms under which AIM will provide investment advisory services to the funds; and (v) would omit outdated, or otherwise unnecessary, provisions from the new advisory agreement. After considering these matters, the Board concluded that it is in the best interests of the funds and their shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent trustees have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by the trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     If approved, the new advisory agreement will become effective on May 26, 2000 and will expire, unless renewed, on June 30, 2001. If shareholders do not approve the proposed advisory agreement with respect to a fund, the current advisory agreement will continue in effect for such fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

         ------------------------------------------------------------
                YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
         ------------------------------------------------------------

                          PROPOSALS 3(a) THROUGH 3(n):
                     CHANGES TO THE FUNDAMENTAL INVESTMENT
                           RESTRICTIONS OF EACH FUND

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change.

     Pursuant to the 1940 Act, each fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that a fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the funds operate pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to your fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate. The Board approved the changes to your fund's fundamental investment restrictions at a meeting held on February 3, 2000. The current fundamental investment restrictions for each fund are in Appendix H.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Several of the funds' current fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. For example, the National Securities Markets Improvement Act of 1996 (NSMIA) preempted state laws, under which the funds previously were regulated and which required the adoption of certain restrictions. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new AIM funds have been created or acquired during recent years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Board has approved changes to certain of the funds' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental. In several instances, existing fundamental restrictions that are eliminated because they are not required to be fundamental would be reclassified as non-fundamental restrictions.

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the funds with as much investment flexibility as is possible under the 1940 Act. The Board believes that eliminating the disparities among the funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those restrictions that can be changed only by shareholder vote, each fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to a fund's investment policies.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Each proposed change to the funds' fundamental restrictions is discussed below. The proposed fundamental restrictions will provide the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the funds will have this flexibility, if the proposed fundamental restrictions are approved, several non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental restrictions in managing the funds. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

     With respect to each fund and each fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

                                 PROPOSAL 3(a):
                      CHANGE TO OR ADDITION OF FUNDAMENTAL
                     RESTRICTION ON ISSUER DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(a) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(a), the existing fundamental restriction on issuer diversification for High Yield would be changed, and a new fundamental restriction on portfolio diversification would be added for Limited Maturity, as follows:

        "The fund is a "diversified company" as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The proposed changes will permit both funds to take advantage of the 1940 Act laws, interpretations and exemptions in effect from time to time relating to issuer diversification. Limited Maturity currently does not explicitly state that it is diversified since it invests solely in U.S. Treasury securities and repurchase agreements secured by U.S. Treasury securities, and such securities are excluded from the SEC's diversification requirements. As a result, adoption of this restriction will have no effect on the operation of Limited Maturity.

     With respect to High Yield, the proposed change would eliminate minor inconsistencies between the wording of the fund's current fundamental diversification restriction and the uniform fundamental diversification restriction proposed above. The Board does not expect this change to have any material impact on the fund's current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
     (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC."

                                 PROPOSAL 3(b):
                    CHANGE TO THE FUNDAMENTAL RESTRICTION ON
                   BORROWING MONEY, ISSUING SENIOR SECURITIES
                       AND MORTGAGING OR PLEDGING ASSETS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(b) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(b), the existing fundamental restrictions on mortgaging, pledging or hypothecating assets would be eliminated and the existing fundamental restriction on issuing senior securities and borrowing money would be changed to read as follows:

     "The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The 1940 Act establishes limits on the ability of the funds to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the trust's shares with respect to the distribution of its assets or the payment of dividends.

     The proposed restriction is substantially similar to the funds' current investment restrictions, but it would make the funds' restriction on borrowing money or issuing senior securities no more limiting than required by the 1940 Act laws, interpretations or exemptions, rather than just the 1940 Act laws. The Board believes that changing the funds' fundamental restriction in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have any impact on the funds' current operations. High Yield's fundamental restriction that prohibits it from purchasing portfolio securities when borrowings from banks exceed 5% of total assets will continue as a non-fundamental policy. A similar non-fundamental policy will be added for Limited Maturity.

     The funds are not required to have fundamental restrictions with respect to the mortgaging, pledging or hypothecating of assets. In order to maximize the fund's flexibility in this area, the Board believes that the restriction on mortgaging, pledging or hypothecating assets should be eliminated. The Board does not expect this change to have any material impact on the funds' current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding borrowing, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund). The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets."

                                 PROPOSAL 3(c):
                     CHANGE TO THE FUNDAMENTAL RESTRICTION
                           ON UNDERWRITING SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(c) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(c), the existing fundamental restriction on underwriting securities for each of the funds would be changed to read as follows:

     "The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933."

  Discussion:

     The proposed change to this fundamental restriction expands the types of transactions in which a fund may engage even if it would be considered an underwriter and would eliminate differences in the wording of the funds' current restrictions on underwriting securities.

                                 PROPOSAL 3(d):
                     CHANGE TO THE FUNDAMENTAL RESTRICTION
                           ON INDUSTRY CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(d) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(d), the existing fundamental restriction on concentration for each of the funds would be changed to read as follows:

     "The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

  Discussion:

     The proposed changes to the funds' fundamental restriction on concentration would eliminate minor inconsistencies in the wording of the funds' current restrictions on concentration.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

     With respect to Limited Maturity, the United States Government is not considered to be an industry.

                                 PROPOSAL 3(e):
                     CHANGE TO THE FUNDAMENTAL RESTRICTION
                      ON PURCHASING OR SELLING REAL ESTATE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(e) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(e), the existing fundamental restriction on real estate investments for each of the funds would be changed to read as follows:

     "The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the funds' current restriction on real estate investments and would clarify the types of real estate related securities that are permissible investments for each fund. In addition, the proposed restriction includes an exception that permits each fund to hold real estate acquired as a result of ownership of securities or other instruments.

                                 PROPOSAL 3(f):
                    CHANGE TO THE FUNDAMENTAL RESTRICTION ON
                PURCHASING OR SELLING COMMODITIES, ON PURCHASING
                SECURITIES ON MARGIN, SHORT SALES OF SECURITIES
                         AND INVESTING IN PUTS OR CALLS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(f) applies only to shareholders of Limited Maturity.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(f), the existing fundamental restriction that prohibits the purchase of commodities and commodity futures contracts, as well as, margin transactions, short sales of securities and investing in puts or calls for Limited Maturity would be changed to read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

  Discussion:

     The proposed changes to the fundamental restriction on purchasing or selling commodities are intended to conform this restriction to similar restrictions for other AIM funds. The fund is not required to have a fundamental restriction on margin transactions, short sales of securities or investing in puts or calls. However, the fund does not intend to engage in margin transactions, short sales or puts or calls. Accordingly, the Board does not expect this change to have any material impact on the fund's current operations.

                                 PROPOSAL 3(g):
                   CHANGE TO THE FUNDAMENTAL RESTRICTIONS ON
                    PURCHASING OR SELLING COMMODITIES AND ON
                INVESTING IN PUTS, CALLS OR COMBINATIONS THEREOF

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(g) applies only to shareholders of High Yield.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(g), the existing fundamental restrictions on investing in commodities and on investing in puts, calls and combinations thereof for High Yield would be changed to read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

  Discussion:

     The proposed changes to the fundamental restriction on investing in commodities are intended to ensure that the fund will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by the fund's other investment policies. Furthermore, the proposed restriction would allow the fund to respond to the rapid and continuing development of derivative products. The proposed restriction broadens the exception to the prohibition on buying and selling physical commodities to cover all financial derivative instruments.

     With respect to puts, calls and combinations thereof, there is no legal requirement that High Yield have this fundamental restriction. In order to maximize High Yield's flexibility in this area, the Board believes that this restriction should be eliminated. The Board does not expect this change to have any material impact on High Yield's current operations.

                                 PROPOSAL 3(h):
                     ELIMINATION OF FUNDAMENTAL RESTRICTION
                             ON MARGIN TRANSACTIONS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(h) applies only to shareholders of High Yield.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(h), the existing fundamental restriction on engaging in margin transactions for High Yield would be eliminated.

  Discussion:

     The fund is not required to have a fundamental restriction on margin transactions. In order to conform the fundamental restrictions for all AIM funds, the Board believes that the fund's fundamental restriction with regard to margin transactions should be eliminated. However, the fund does not intend to purchase any security on margin, except in order to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. Accordingly, the Board does not expect this change to have any material impact on the fund's current operations.

                                 PROPOSAL 3(i):
                     ELIMINATION OF FUNDAMENTAL RESTRICTION
                          ON SHORT SALES OF SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(i) applies only to shareholders of High Yield.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(i), the existing fundamental restriction on short sales of securities for High Yield would be eliminated.

  Discussion:

     The fund currently has a fundamental restriction with regard to selling securities short. The current fundamental restriction allows short sales "against the box," which means that a fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those securities sold short, but the fundamental restriction does not permit short sales that are not against the box. The SEC considers short sales of securities by a fund that are not against the box to be "senior securities." As such, they would be covered under the fundamental restriction on issuing senior securities that shareholders are being asked to vote on in Proposal 3(b). Therefore, the Board believes that the restriction on short sales of securities that are not against the box is unnecessary and should be eliminated.

     The fund does not intend to make short sales of securities or maintain a short position unless at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. In no event does the fund intend to have more than 10% of its total assets be deposited or pledged as collateral for such sales at any one time."

                                 PROPOSAL 3(j):
                     CHANGE TO THE FUNDAMENTAL RESTRICTION
                                ON MAKING LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(j) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(j), the existing fundamental restriction on making loans for each of the funds would be changed to read as follows:

     "The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

  Discussion:

     The proposed changes to this fundamental restriction would eliminate minor differences in the wording of the funds' current restriction on making loans. With respect to Limited Maturity, the proposed restriction integrates the fundamental restriction on lending securities and more completely describes various types of debt instruments the funds may purchase that do not constitute the making of a loan.

     If you approve the proposed restriction, the following non-fundamental investment restriction will become effective:

     "In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order."

                                 PROPOSAL 3(k):
                    APPROVAL OF A NEW FUNDAMENTAL INVESTMENT
               RESTRICTION ON INVESTING ALL OF EACH FUND'S ASSETS
                              IN AN OPEN-END FUND

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(k) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(k), the following fundamental investment restriction on investing in an open-end fund would be added for each of the funds:

     "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund."

  Discussion:

     The Board has approved, subject to shareholder approval, the adoption of a new fundamental investment restriction that would permit each of the funds to invest all of its assets in another open-end fund. At present the Board has not considered any specific proposal to authorize a fund to invest all of its assets in this fashion. The Board will authorize investing a fund's assets in another open-end fund only if the Board first determines that is in the best interests of such fund and its shareholders.

     The purpose of this proposal is to enhance the flexibility of each fund and permit it to take advantage of potential efficiencies in the future available through investment in another open-end fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their assets in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

     At present, certain of the fundamental investment restrictions of each fund may prevent it from investing all of its assets in another registered investment company and would require a vote of fund shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that you vote to permit all of the assets of your fund to be invested in an open-end fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of your fund and its shareholders. If you approve this proposal, the fundamental restrictions of your fund would be changed to permit such investment.

     A fund's methods of operation and shareholder services would not be materially affected by its investment in an open-end fund, except that the assets of the fund might be managed as part of a larger pool. If a fund invested all of its assets in an open-end fund, it would hold only investment securities issued by the open-end fund, and the open-end fund would invest directly in individual securities of other issuers. The fund otherwise would continue its normal operations. The Board would retain the right to withdraw the fund's investments from the open-end fund, and the fund then would resume investing directly in individual securities of other issuers as it does currently.

     AIM may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets). Also, AIM's expense of providing investment and other services to the funds may be reduced.

     If you approve the proposed restriction, each fund will have the ability to invest all of its assets in another open-end investment company. Because the funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for each of the funds:

     "Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as the fund."

                                 PROPOSAL 3(l):
                   ELIMINATION OF FUNDAMENTAL RESTRICTION ON
                  INVESTMENTS IN OIL, GAS OR MINERAL INTERESTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(l) applies only to shareholders of Limited Maturity.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(l), the existing fundamental restriction on investments in oil, gas or minerals for Limited Maturity would be eliminated.

  Discussion:

     The fund is not required to have a fundamental restriction with respect to oil, gas or mineral investments. In order to maximize the fund's flexibility in this area, the Board believes that the fund's restriction on oil, gas and mineral investments should be eliminated. This restriction was imposed by state laws and NSMIA preempted state law requirements. Notwithstanding the elimination of this fundamental restriction, the fund does not expect to invest at the present time in oil, gas or other mineral exploration or development programs.

                                 PROPOSAL 3(m):
              ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING
              IN OBLIGATIONS NOT PAYABLE IN UNITED STATES CURRENCY

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(m) applies only to shareholders of Limited Maturity.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(m), the existing fundamental restriction on investing in obligations not payable in United States currency for Limited Maturity would be eliminated.

  Discussion:

     The fund is not required to have a fundamental restriction on investing in obligations not payable in United States currency. However, the fund does not intend to invest in obligations which are not payable as to principal and interest in United States currency. Accordingly, the Board does not expect this change to have any material impact on the fund's current operations.

                                 PROPOSAL 3(n):
                   ELIMINATION OF FUNDAMENTAL RESTRICTION ON
                  PURCHASING ANY SECURITY THAT IS NOT A DIRECT
                    OBLIGATION OF THE UNITED STATES TREASURY

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(n) applies only to shareholders of Limited Maturity.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(n), the existing fundamental restriction on purchasing any security that is not a direct obligation of the United States Treasury for Limited Maturity would be eliminated.

  Discussion:

     The fund is not required to have a fundamental restriction on purchasing any security that is not a direct obligation of the United States Treasury. However, the fund does not intend to purchase any security unless the security is a direct obligation of the United States Treasury or is a repurchase agreement with respect to a direct obligation of the United States Treasury. Accordingly, the Board does not expect this change to have any material impact on the fund's current operations.

WHEN WILL PROPOSALS 3(a) THROUGH 3(n) BE IMPLEMENTED?

     If you approve each of the above proposals, the new fundamental restrictions will replace the fundamental investment restrictions for both funds. Accordingly, the proposed fundamental restrictions will become the only fundamental investment restrictions under which these funds will operate. If approved, the above restrictions may not be changed with respect to your fund without the approval of the holders of a majority of your fund's outstanding shares. The Board anticipates that these proposals, if approved, will be implemented on May 26, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 3(a) THROUGH 3(n)?

        ---------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 3(a) THROUGH 3(n).
        ---------------------------------------------------------------

                                  PROPOSAL 4:
                      CHANGING THE INVESTMENT OBJECTIVE OF
                 LIMITED MATURITY SO THAT IT IS NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4 applies only to shareholders of Limited Maturity.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve making the fund's investment objective non-fundamental, rather than fundamental. The Board is asking you to vote on this change because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix I. By making this objective non-fundamental, the Board may amend it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate amending the investment objective of your fund at the present time.

     The Board expects that you will benefit from this proposed change because it will have the ability to respond more quickly to new developments and changing trends in the marketplace without incurring the time and the costs of a shareholder vote. This should make your fund more competitive among its peers.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     The Board anticipates that Proposal 4, if approved, will be implemented on May 26, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

        ---------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
        ---------------------------------------------------------------

                                  PROPOSAL 5:
                      CHANGING THE INVESTMENT OBJECTIVE OF
                    HIGH YIELD AND MAKING IT NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5 applies only to shareholders of High Yield.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment objective by making it non-fundamental and by deleting from it the types of securities your fund proposes to purchase in seeking to achieve its objective. The Board is asking you to vote on this change because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix I. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking shareholder approval. The Board does not anticipate making additional changes to the investment objectives of the fund at the present time.

     Your fund's current investment objective includes the types of securities that your fund proposes to purchase to achieve its objective. The Board believes that the basic investment objective of the fund should be separate from the types of securities the fund may purchase to achieve its objective. This change will permit the Board to change the types of securities the fund may purchase without also changing the fund's investment objective.

WHAT IS THE PROPOSED CHANGE?

     If the shareholders approve this proposal, the fund's investment objective will read as follows:

     "The fund's investment objective is to achieve a high level of current income."

     High Yield will also retain the investment policy of investing primarily in publicly traded non-investment grade debt securities.

     The Board expects that you will benefit from these proposed changes because it will have the ability to respond more quickly to new developments and changing trends in the marketplace without incurring the time and costs of a shareholder vote. This should make the fund more competitive among its peers.

WHEN WILL PROPOSAL 5 BE IMPLEMENTED?

     The Board anticipates that Proposal 5, if approved, will be implemented on May 26, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

        ---------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
        ---------------------------------------------------------------

                                  PROPOSAL 6:
                     RATIFICATION OF SELECTION OF KPMG LLP
                           AS INDEPENDENT ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6 applies to all shareholders of both funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected KPMG LLP as independent accountants for each fund for its fiscal year ending July 31, 2000. As each fund's independent accountants, KPMG LLP will examine and verify the accounts and securities of that fund and report on them to the Board and to that fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

WHY HAS THE BOARD SELECTED KPMG LLP AS THE INDEPENDENT ACCOUNTANTS?

     KPMG was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG LLP also serves as independent accountants of some of the other AIM funds.

WILL A REPRESENTATIVE FROM KPMG LLP BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of KPMG LLP will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 6?

        ---------------------------------------------------------------
          YOUR BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
        ---------------------------------------------------------------

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

     Information about the executive officers of the trust is in Appendix J.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of each fund's shares by the trustees and the executive officers of the trust and by 5% holders of each class is in Appendix K.

WHO ARE THE INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITERS OF THE FUNDS?

     A I M Advisors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor and administrator for the funds.

     A I M Distributors, Inc. (AIM Distributors), whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the principal underwriter for each of the retail classes of the funds. Fund Management Company, whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the principal underwriter for each of the institutional classes of the funds.

HAS THE TRUST HIRED A PROXY SOLICITOR?

     The trust has engaged the services of Shareholder Communications Corporation (SCC) to assist it in soliciting proxies for the meeting. The trust estimates that the aggregate cost of SCC's services will be approximately
$[     ]. The trust will bear the cost of soliciting proxies. The trust expects to solicit proxies principally by mail, but either the trust or SCC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The trust may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the funds.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a fund, you should send such proposal to the trust at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the trust must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                   APPENDIX A

              NUMBER OF SHARES OF AIM INVESTMENT SECURITIES FUNDS
                        OUTSTANDING ON FEBRUARY 18, 2000

                                                                NUMBER OF SHARES
                                                                 OUTSTANDING ON
NAME OF FUND (CLASS)                                           FEBRUARY 18, 2000
--------------------                                           ------------------
AIM High Yield Fund II
  Class A...................................................      [        ]
  Class B...................................................      [        ]
  Class C...................................................      [        ]
AIM Limited Maturity Treasury Fund
  Class A...................................................      [        ]
  Institutional Class.......................................      [        ]

                                   APPENDIX B

                         AIM INVESTMENT SECURITIES FUNDS
                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           ,           , by and
between AIM Investment Securities Funds, a Delaware business trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest in the Trust, and as of the date of this Agreement, the Board of Trustees has created two separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Trust trustees), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the

SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                         AIM Investment Securities Funds
                                         (a Delaware business trust)
Attest:
                                         By:
---------------------------------------
Assistant Secretary                      --------------------------------------
                                             President
(SEAL)
Attest:                                  A I M Advisors, Inc.
---------------------------------------  By:
Assistant Secretary
                                         --------------------------------------
(SEAL)                                       President

                                   Appendix A

                           FUNDS AND EFFECTIVE DATES

                                                      EFFECTIVE DATE OF
NAME OF FUND                                          ADVISORY AGREEMENT
------------                                          ------------------
AIM High Yield Fund II                                   May 26, 2000
AIM Limited Maturity Treasury Fund                       May 26, 2000

                                   Appendix B

                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.


                             AIM HIGH YIELD FUND II

NET ASSETS                                ANNUAL RATE
----------                                -----------
First $500 million                           0.625%
Next $500 million                             0.55%
Amount over $1 billion                        0.50%


                       AIM LIMITED MATURITY TREASURY FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $500 million                            0.20%
Amount over $500 million                     0.175%

                                   APPENDIX C

                          DATES OF ADVISORY AGREEMENTS

                                                    DATE LAST
                                                    SUBMITTED         DATE AIM BECAME
                          DATE OF CURRENT         TO A VOTE OF           INVESTMENT
NAME OF FUND            ADVISORY AGREEMENT        SHAREHOLDERS            ADVISOR
------------           ---------------------   -------------------   ------------------
AIM High Yield Fund    February 28, 1998 as    September 28, 1998*   September 28, 1998
  II                   amended September 28,
                       1998
AIM Limited Maturity   February 28, 1997, as   February 7, 1997**    June 11, 1987
  Treasury Fund        amended September 28,
                       1998

* The current advisory agreement was submitted to a vote of the initial shareholder of the fund prior to the commencement of operations.

** The current advisory agreement was last submitted to a vote of public shareholders of the fund in connection with a merger between A I M Management Group Inc. and a subsidiary of INVESCO PLC.

                                   APPENDIX D

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME AND ADDRESS         POSITION WITH AIM            PRINCIPAL OCCUPATION
----------------         -----------------            --------------------
Charles T. Bauer.....  Director and Chairman   See trustee table under Proposal 1

Gary T. Crum.........  Director and Senior     See Appendix J
                         Vice President

Robert H. Graham.....  Director and            See trustee table under Proposal 1
                         President

Dawn M. Hawley.......  Director, Senior Vice   Senior Vice President, Chief
                         President and         Financial Officer and Treasurer,
                         Treasurer             A I M Management Group Inc.; and
                                               Vice President and Treasurer,
                                               A I M Capital Management, Inc.,
                                               A I M Distributors, Inc., A I M
                                               Fund Services, Inc., and Fund
                                               Management Company.

Carol F. Relihan.....  Director, Senior Vice   See Appendix J
                         President, General
                         Counsel and
                         Secretary


                                   APPENDIX E

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                              AGGREGATE NET
                                          TOTAL NET ASSETS     FEES PAID TO     FEE WAIVERS FOR
                                            FOR THE MOST       AIM FOR THE          THE MOST
                         ANNUAL RATE          RECENTLY        MOST RECENTLY         RECENTLY
                      (BASED ON AVERAGE   COMPLETED FISCAL   COMPLETED FISCAL   COMPLETED FISCAL
NAME OF FUND          DAILY NET ASSETS)    PERIOD OR YEAR     PERIOD OR YEAR     PERIOD OR YEAR
------------          -----------------   ----------------   ----------------   ----------------
AIM High Yield Fund   0.625% of first       $ 59,124,905         $ 10,485           $135,584
  II                    $500 million
                      0.55% over $500
                        million up to $1
                        billion
                      0.50% of the
                        excess over $1
                        billion
AIM Limited Maturity  0.20% of first        $407,148,490         $850,738           $      0
  Treasury Fund         $500 million
                      0.175% of the
                        excess over $500
                        million

                                   APPENDIX F

                        FEES PAID TO AIM AND AFFILIATES
                           IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal period or year ended July 31, 1999 by the trust to A I M Advisors, Inc. ("AIM") for administrative services and to affiliates of AIM. The administrative and other services currently provided by AIM and its affiliates will continue to be provided after the investment advisory contract with AIM is approved.

                                     AIM                                  FUND
                               (ADMINISTRATIVE           AIM           MANAGEMENT     A I M FUND
                                  SERVICES)      DISTRIBUTORS, INC.*    COMPANY     SERVICES, INC.
                               ---------------   -------------------   ----------   --------------
AIM INVESTMENT SECURITIES
  FUNDS.
  AIM High Yield Fund II.....      $64,643             $74,352             N/A         $  7,750
  AIM Limited Maturity
    Treasury Fund............      $70,069             $30,310            $  0         $206,185

* Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to brokers, dealers, agents and other service providers.

                                   APPENDIX G

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as AIM High Yield Fund II.

                                                      TOTAL NET ASSETS
                                                        FOR THE MOST      FEE WAIVERS,
                                  ANNUAL RATE             RECENTLY        EXPENSE CAPS
                               (BASED ON AVERAGE         COMPLETED       AND/OR EXPENSE
      NAME OF FUND             DAILY NET ASSETS)        FISCAL YEAR      REIMBURSEMENTS
-------------------------  -------------------------  ----------------   --------------
AIM High Yield Fund......  0.625% of the first $200    $3,054,039,754
                           million;
                           0.55% over $200 million
                           up to $500 million;
                           0.50% over $500 million
                           up to $1 billion;
                           0.45% of the excess over
                           $1 billion

AIM V.I. Diversified
  Income Fund............  0.60% of first $250         $   99,508,578
                           million;
                           0.55% of the excess over
                           $250 million

AIM V.I. High Yield
  Fund...................  0.625% of first $200        $   25,268,186
                           million;
                           0.55% of next $300
                           million;
                           0.50% of next $500
                           million;
                           and 0.45% of excess
                           over $1 billion


     There are no other funds advised by AIM with investment objectives which are substantially similar to that of AIM Limited Maturity Treasury Fund. However, the following table provides information with respect to the annual advisory fee rates paid to AIM by certain other treasury funds.

                                                      TOTAL NET ASSETS
                                                        FOR THE MOST      FEE WAIVERS,
                                  ANNUAL RATE             RECENTLY        EXPENSE CAPS
                               (BASED ON AVERAGE         COMPLETED       AND/OR EXPENSE
      NAME OF FUND             DAILY NET ASSETS)        FISCAL YEAR      REIMBURSEMENTS
-------------------------  -------------------------  ----------------   --------------
Treasury Portfolio........ 0.15% of first             $5,203,747,106
                           $300 million
                           0.06% over
                           $300 million up to
                           $1.5 billion
                           0.05% of the excess
                           over $1.5 billion

Treasury TaxAdvantage
  Portfolio............... 0.20% of the first         $  133,893,290
                           $250 million
                           0.15% over
                           $250 million up to
                           $500 million
                           0.10% of the excess
                           over $500 million



                                   APPENDIX H

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

AIM HIGH YIELD FUND II

     High Yield may not:

          (1) borrow money or issue senior securities or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, reverse repurchase agreements, and borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding;

          (2) make short sales of securities or maintain short positions, unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration;

          (3) purchase or sell real estate or interests therein, but the Fund may purchase and sell (a) securities which are secured by real estate, and
     (b) the securities of companies which invest or deal in real estate or interests therein, including real estate investment trusts;

          (4) act as a securities underwriter;

          (5) purchase or sell commodities or commodity contracts, other than financial futures contracts and options thereon;

          (6) purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time; provided, however, that the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder (as such statute, rules and regulations are amended from time to time) or to the extent permitted by exemptive order or other similar relief;

          (7) concentrate 25% or more of its total assets in the securities of issuers in a particular industry; provided, however, that securities guaranteed by banks or subject to financial guaranty insurance are not subject to this limitation; and provided further, that securities issued or guaranteed by the

     U.S. Government, its agencies and instrumentalities are not included within this restriction;

          (8) make loans, except that the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33 1/3% of its total assets, and except that the Fund may enter into repurchase agreements;

          (9) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon; or

          (10) invest in puts, calls, or any combinations thereof, except, however, that the Fund may invest in financial futures contracts, purchase and sell options on financial futures contracts, may acquire and hold puts which relate to equity securities acquired by the Fund, and may sell covered call options.

AIM LIMITED MATURITY TREASURY FUND

     Limited Maturity may not:

          (1) purchase any security unless the security is a direct obligation of the U.S. Treasury or is a repurchase agreement with respect to a direct obligation of the U.S. Treasury;

          (2) issue senior securities in the form of indebtedness, borrow money, except from banks for temporary or emergency purposes, such as to meet redemption requests (not for the purpose of increasing income), or borrow through reverse repurchase agreements (which may be entered into for the purpose of increasing income) if, as a result of any such borrowings, the amount borrowed would exceed 33 1/3% of the value of the Fund's assets (including the proceeds of such securities issued or money borrowed) less its liabilities (not including the liabilities incurred in connection with such issuance or borrowing);

          (3) make loans of money other than (a) through the purchase of debt securities in accordance with the Fund's investment program, and (b) by entering into repurchase agreements;

          (4) lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets;

          (5) mortgage, pledge or hypothecate any assets except to secure permitted borrowings of money from banks for temporary or emergency purposes and then only in amounts not in excess of 33 1/3% of the value of its total assets at the time of such borrowing;

          (6) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting;

          (7) invest in real estate;

          (8) purchase or sell commodities or commodity futures contracts, engage in arbitrage transactions, purchase securities on margin, make short sales or invest in puts or calls;

          (9) purchase oil, gas or mineral interests;

          (10) invest in any obligation not payable as to principal and interest in United States currency; or

          (11) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding securities which are a direct obligation of the U.S. Treasury or are repurchase agreements with respect to a direct obligation of the U.S. Treasury).

                                   APPENDIX I

                         CURRENT INVESTMENT OBJECTIVES

AIM HIGH YIELD FUND II

     The fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities.

AIM LIMITED MATURITY TREASURY FUND

     The fund's investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

                                   APPENDIX J

             EXECUTIVE OFFICERS OF AIM INVESTMENT SECURITIES FUNDS

     The following table provides information with respect to the executive officers of the trust. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                     PRINCIPAL OCCUPATION(S)
WITH THE TRUST                      OFFICER SINCE            DURING PAST 5 YEARS
----------------------            ------------------   -------------------------------
Charles T. Bauer (81),            May 5, 1993          See trustee table under
Chairman                                               Proposal 1

Robert H. Graham (53),            January 1, 1994      See trustee table under
President                                              Proposal 1

Gary T. Crum (52),                September 11, 1993   Director and President, A I M
Senior Vice President                                  Capital Management, Inc.;
                                                       Director and Executive Vice
                                                       President, A I M Management
                                                       Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors,
                                                       Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP
                                                       PLC

Carol F. Relihan (45),            August 4, 1994       Director, Senior Vice
Senior Vice President &                                President, General Counsel and
Secretary                                              Secretary, A I M Advisors,
                                                       Inc.; Senior Vice President,
                                                       General Counsel and Secretary,
                                                       A I M Management Group Inc.;
                                                       Director, Vice President and
                                                       General Counsel, Fund
                                                       Management Company; Vice
                                                       President and General Counsel,
                                                       A I M Fund Services, Inc.; and
                                                       Vice President, A I M Capital
                                                       Management, Inc. and A I M
                                                       Distributors, Inc.

Melville B. Cox (56),             September 11, 1993   Vice President and Chief
Vice President                                         Compliance Officer, A I M
                                                       Advisors, Inc., A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc., A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company

NAME, AGE AND POSITION                                     PRINCIPAL OCCUPATION(S)
WITH THE TRUST                      OFFICER SINCE            DURING PAST 5 YEARS
----------------------            ------------------   -------------------------------
Dana R. Sutton (41),              September 11, 1993   Vice President and Fund
Vice President & Treasurer                             Controller, A I M Advisors,
                                                       Inc.; and Assistant Vice
                                                       President and Assistant
                                                       Treasurer, Fund Management
                                                       Company

Karen Dunn Kelley (39),           September 11, 1993   Senior Vice President, A I M
Vice President                                         Capital Management, Inc. and
                                                       Vice President, A I M Advisors,
                                                       Inc.

                                   APPENDIX K

                      SECURITY OWNERSHIP OF CERTAIN OWNERS
                                 AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of the shares of beneficial interest of each of the funds by the trustees and executive officers of the trust. No information is given as to a fund or a class if a trustee or officer held no shares of any or all classes of such fund as of February 18, 2000.

                                                              SHARES OWNED
                                                           BENEFICIALLY AS OF    PERCENT
         NAME OF TRUSTEE/OFFICER            FUND (CLASS)    FEBRUARY 18, 2000    OF CLASS
         -----------------------            ------------   -------------------   --------
Charles T. Bauer..........................
Bruce L. Crocket..........................
Owen Daly II..............................
Edward K. Dunn Jr. .......................
Jack M. Fields............................
Carl Frischling...........................
Robert H. Graham..........................
Prema Mathai-Davis........................
Lewis F. Pennock..........................
Louis S. Sklar............................
Gary T. Crum..............................
Carol F. Relihan..........................
Melville B. Cox...........................
Dana R. Sutton............................
Karen Dunn Kelley.........................
All Trustees and Officers as a Group......

* Less than 1% of the outstanding shares of the class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge the trust, the names and addresses of the holders of 5% or more of the outstanding shares of each of the funds as of February 18, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                     PERCENT OF
                         NAME AND                      CLASS                      PERCENTAGE OF
                        ADDRESS OF    SHARES OWNED    OWNED OF    SHARES OWNED     CLASS OWNED
    FUND (CLASS)       RECORD OWNER    OF RECORD       RECORD     BENEFICIALLY*   BENEFICIALLY*
    ------------       ------------   ------------   ----------   -------------   -------------

* The trust has no knowledge as to whether any portion or all of the shares owned of record are also owned beneficially.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                          PROXY SOLICITED BY THE BOARD
                      OF AIM LIMITED MATURITY TREASURY FUND
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Limited Maturity Treasury Fund, a portfolio of AIM Investment Securities Funds, on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of AIM Limited Maturity Treasury Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

    CONTROL NUMBER:
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                              -------------------------------------------------
                              Signature


                              -------------------------------------------------
                              Signature (if held jointly)


                              Dated
                                   --------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

--------------------------------------------------------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Trustees of AIM Investment Securities Funds, each of whom will serve until his or her successor is elected and qualified:

             FOR                     WITHHOLD                   FOR ALL EXCEPT
                                     AUTHORITY
                                     FOR ALL
                                     NOMINEES
             [ ]                      [ ]                           [ ]

             Charles T. Bauer        Carl Frischling
             Bruce L. Crockett       Robert H. Graham
             Owen Daly II            Prema Mathai-Davis
             Edward K. Dunn Jr.      Lewis F. Pennock
             Jack M. Fields          Louis S. Sklar

2.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

             FOR                    AGAINST                       ABSTAIN

             [ ]                      [ ]                           [ ]

3. To approve a proposal to change AIM Limited Maturity Treasury Fund's fundamental investment restrictions.

                                                                                FOR        AGAINST         ABSTAIN
         (a) Change to or Addition of Fundamental Restriction
         on Issuer Diversification                                              [ ]          [ ]             [ ]

         (b) Change to the Fundamental Restriction on
         Borrowing Money, Issuing Senior Securities and
         Mortgaging or Pledging Assets                                          [ ]          [ ]             [ ]

         (c) Change to the Fundamental Restriction on
         Underwriting Securities                                                [ ]          [ ]             [ ]

         (d) Change to the Fundamental Restriction on Industry
         Concentration                                                          [ ]          [ ]             [ ]

         (e) Change to the Fundamental Restriction on
         Purchasing or Selling Real Estate                                      [ ]          [ ]             [ ]

         (f) Change to the Fundamental Restriction on
         Purchasing or Selling Commodities, on Purchasing
         Securities on Margin, Short Sales of Securities and
         Investing in Puts or Calls                                             [ ]          [ ]             [ ]

         (g) THIS PROPOSAL IS NOT APPLICABLE TO AIM LIMITED
         MATURITY TREASURY FUND.

         (h) THIS PROPOSAL IS NOT APPLICABLE TO AIM LIMITED
         MATURITY TREASURY FUND.

         (i) THIS PROPOSAL IS NOT APPLICABLE TO AIM LIMITED
         MATURITY TREASURY FUND.

         (j) Modification of Fundamental Restriction on Making
         Loans                                                                  [ ]          [ ]             [ ]

         (k) Approval of a New Fundamental Investment Restriction
         on Investing All of Each Fund's Assets in an Open-End
         Fund                                                                   [ ]          [ ]             [ ]

         (l) Elimination of Fundamental Restriction on
         Investments in Oil, Gas or Mineral Interests                           [ ]          [ ]             [ ]

         (m) Elimination of Fundamental Restriction on
         Investing in Obligations Not Payable in United States
         Currency                                                               [ ]          [ ]             [ ]

         (n) Elimination of Fundamental Restriction on
         Purchasing Any Security That is Not A Direct
         Obligation of the United States Treasury                               [ ]          [ ]             [ ]


4. To approve a proposal to change the investment objective of AIM Limited Maturity Treasury Fund so that it is non-fundamental.

             FOR                    AGAINST                       ABSTAIN

             [ ]                      [ ]                           [ ]

5.       THIS PROPOSAL IS NOT APPLICABLE TO AIM LIMITED MATURITY TREASURY FUND.

6. To ratify the selection of KPMG LLP as independent accountants of AIM Limited Maturity Treasury Fund for the fiscal year ending in 2000.

             FOR                    AGAINST                       ABSTAIN

             [ ]                      [ ]                           [ ]

7. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                          PROXY SOLICITED BY THE BOARD
                            OF AIM HIGH YIELD FUND II
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM High Yield Fund II, a portfolio of AIM Investment Securities Funds, on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of AIM High Yield Fund II which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature (if held jointly)


                                    Dated
                                         ---------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Trustees of AIM Investment Securities Funds, each of whom will serve until his or her successor is elected and qualified:

             FOR                     WITHHOLD                   FOR ALL EXCEPT
                                     AUTHORITY
                                     FOR ALL
                                     NOMINEES
             [ ]                      [ ]                           [ ]

             Charles T. Bauer        Carl Frischling
             Bruce L. Crockett       Robert H. Graham
             Owen Daly II            Prema Mathai-Davis
             Edward K. Dunn Jr.      Lewis F. Pennock
             Jack M. Fields          Louis S. Sklar

2.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

             FOR                    AGAINST                       ABSTAIN

             [ ]                      [ ]                           [ ]

3. To approve a proposal to change AIM High Yield Fund II's fundamental investment restrictions.

                                                                                FOR        AGAINST         ABSTAIN
         (a) Change to or Addition of Fundamental Restriction on
         Issuer Diversification                                                 [ ]          [ ]             [ ]

         (b) Change to the Fundamental Restriction on Borrowing Money,
         Issuing Senior Securities and Mortgaging or Pledging Assets            [ ]          [ ]             [ ]

         (c) Change to the Fundamental Restriction on Underwriting
         Securities                                                             [ ]          [ ]             [ ]

         (d) Change to the Fundamental Restriction on Industry
         Concentration                                                          [ ]          [ ]             [ ]

         (e) Change to the Fundamental Restriction on Purchasing or
         Selling Real Estate                                                    [ ]          [ ]             [ ]

         (f) THIS PROPOSAL IS NOT APPLICABLE TO AIM HIGH YIELD FUND II.

         (g) Change to the Fundamental Restriction on Purchasing or
         Selling Commodities and on Investing in Puts, Calls or
         Combinations Thereof                                                   [ ]          [ ]             [ ]

         (h) Elimination of Fundamental Restriction on Margin
         Transactions                                                           [ ]          [ ]             [ ]

         (i) Elimination of Fundamental Restriction on Short Sales of
         Securities                                                             [ ]          [ ]             [ ]

         (j) Modification of Fundamental Restriction on Making Loans            [ ]          [ ]             [ ]

         (k) Approval of a New Fundamental Investment Restriction on
         Investing All of Each Fund's Assets in an Open-End Fund                [ ]          [ ]             [ ]

         (l) THIS PROPOSAL IS NOT APPLICABLE TO AIM HIGH YIELD FUND II.

         (m) THIS PROPOSAL IS NOT APPLICABLE TO AIM HIGH YIELD FUND II.

         (n) THIS PROPOSAL IS NOT APPLICABLE TO AIM HIGH YIELD FUND II.


4.       THIS PROPOSAL IS NOT APPLICABLE TO AIM HIGH YIELD FUND II.

5. To approve changing the investment objective of AIM High Yield Fund II and making it non-fundamental.

             FOR                    AGAINST                       ABSTAIN

             [ ]                      [ ]                           [ ]

6. To ratify the selection of KPMG LLP as independent accountants of AIM High Yield Fund II for the fiscal year ending in 2000.

             FOR                    AGAINST                       ABSTAIN

             [ ]                      [ ]                           [ ]

7. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE
      FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM,
     AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN
     A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED
      "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT
     AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID
          THE ADDITIONAL EXPENSES OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS
     ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS
                         BELOW, THEY WILL NOT BE VOTED.
--------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

        REGISTRATION                                           VALID SIGNATURE
        ------------                                           ---------------
Trust Accounts
     (1) ABC Trust Account..................................   John B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78................   Jane B. Doe

Partnership Accounts
     (1) The XYZ Partnership................................   Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership...............   Jane B. Smith, General Partner

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
         UGMA/UTMA..........................................   John B. Smith
     (2) Estate of John B. Smith............................   John B. Smith, Jr., Executor

Corporate Accounts
     (1) ABC Corp...........................................   ABC Corp.
                                                               John Doe, Treasurer
     (2) ABC Corp...........................................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer..................   John Doe
     (4) ABC Corp. Profit Sharing Plan......................   John Doe, Trustee